UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2009
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-892	34-0252680

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

Four Coliseum Centre 2730 West Tyvola Road Charlotte, North Carolina	28217

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
(Former name or former address if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     We are filing this Current Report on Form 8-K solely to add exhibits to the Company’s Registration Statement on Form S-3 (File No. 333-154778).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibits

1.1	Form of Underwriting Agreement Standard Provisions dated February 18, 2009

1.2	Form of Pricing Agreement (included in Exhibit 1.1)

4.1	Form of Seventh Supplemental Indenture between Goodrich Corporation and The Bank of New York Mellon Trust Company, N.A. as successor to Harris Trust and Savings Bank, as Trustee

4.2	Form of Goodrich Corporation 6.125% Note due 2019 (included in Exhibit 4.1)

5.1	Opinion of Robinson, Bradshaw & Hinson, P.A., dated as of February 18, 2009, regarding the legality of the issuance of the notes.

12	Ratio of Earnings to Fixed Charges

23.1	Consent of Robinson, Bradshaw & Hinson, P.A. (included in Exhibit 5.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2009	Goodrich Corporation
	By:	/s/ Vincent M. Lichtenberger
Vincent M. Lichtenberger
Assistant Secretary

Goodrich Corporation
Current Report on Form 8-K
Exhibit Index

Exhibit Number	Description of Exhibits

1.1	Form of Underwriting Agreement Standard Provisions dated February 18, 2009

1.2	Form of Pricing Agreement (included in Exhibit 1.1)

4.1	Form of Seventh Supplemental Indenture between Goodrich Corporation and The Bank of New York Mellon Trust Company, N.A. as successor to Harris Trust and Savings Bank, as Trustee

4.2	Form of Goodrich Corporation 6.125% Note due 2019 (included in Exhibit 4.2)

5.1	Opinion of Robinson, Bradshaw & Hinson, P.A., dated as of February 18, 2009, regarding the legality of the issuance of the notes.

12	Ratio of Earnings to Fixed Charges

23.1	Consent of Robinson, Bradshaw & Hinson, P.A. (included in Exhibit 5.1)